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                               BIDWELL & COMPANY
                            Cash Management Services
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                                   PROSPECTUS
                                September 3, 2002

                        Alliance Institutional Reserves-
                                 Trust Portfolio

                              330 S.W. Sixth Avenue
                             Portland, OR 97204-1702
                                  800/547-6337

                                Member NASD, SIPC

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

      Alliance Institutional Reserves, Inc. consists of seven distinct Portfolios. This prospectus describes the Trust Portfolio. The Portfolio's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

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                               RISK/RETURN SUMMARY
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      The following is a summary of certain key information about the Portfolio.
You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this summary.

      Objectives: The investment objectives of the Portfolio are--in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

      Principal Investment Strategy: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities.

      Principal Risks: The principal risks of investing in the Portfolio are:

      o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolio's investments in debt securities.

      o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolio's investments will have its credit ratings downgraded.

      Another important thing for you to note:

      An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE AND BAR CHART INFORMATION

      The Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

      o the Portfolio's average annual total returns for one and five years and the life of the Portfolio; and

      o changes in the Portfolio's performance from year to year over the life of the Portfolio.

      The Portfolio's past performance does not necessarily indicate how it will perform in the future.

      You may obtain current seven-day yield information for the Portfolio by calling (800) 221-5672 or your financial intermediary.

                                PERFORMANCE TABLE

                                                     Since
                         1 Year      5 Years     Inception*
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                           3.79%       5.06%         4.77%
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*     Inception date: 11/16/92.

                                    BAR CHART

  [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 n/a     3.13%   4.08%   5.61%    5.02%    5.29%   5.24%   4.89%  6.12%    3.79%
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1992     1993    1994    1995     1996     1997    1998    1999   2000     2001
                                                               Calendar Year End

      Through June 30, 2002, the year to date unannualized return for the Portfolio was .72%. During the period shown in the bar chart, the highest return for a quarter was 1.57% (quarter ending September 30, 2000) and the lowest return for a quarter was .51% (quarter ending December 31, 2001).

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                       FEES AND EXPENSES OF THE PORTFOLIO
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This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets) and Example

The example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                ANNUAL PORTFOLIO OPERATING EXPENSES                                     EXAMPLE
     =======================================================           =========================================
     Management Fees.................................   .45%           1 Year.............................  $ 51
     Other Expenses..................................   .05%           3 Years............................  $160
                                                        ----           5 Years............................  $280
     Total Operating Expenses........................   .50%           10 Years...........................  $628

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    OTHER INFORMATION ABOUT THE PORTFOLIO'S OBJECTIVES, STRATEGIES, AND RISKS
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      This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolio.

      Please note:

      o Additional descriptions of the Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

      o There can be no assurance that the Portfolio will achieve its investment objectives.

      o Except as noted, the Portfolio's strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Strategies

      As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Portfolio's investments. Under that Rule, the Portfolio's investments must each have a remaining maturity of no more than 397 days (which is a fundamental policy) and the Portfolio must maintain an average weighted maturity that does not exceed 90 days.

      As a matter of fundamental policy, the Portfolio pursues its objectives by maintaining a portfolio of high-quality U.S. dollar-denominated money market securities. The Portfolio's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

      o high-quality commercial paper (or, if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      The Portfolio, as a matter of fundamental policy, does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

Risk Considerations

      The Portfolio's principal risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yields as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

      The Portfolio may invest up to 10% of its net assets in illiquid securities, including illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolio's investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

      The Portfolio also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended result.

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                           MANAGEMENT OF THE PORTFOLIO
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      The Portfolio's investment adviser is Alliance Capital Management L.P.,
1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2002 totaling more than $412 billion (of which more than $157 billion represented assets of investment companies). As of June 30, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 57 registered investment companies managed by Alliance, comprising 145 separate investment portfolios, currently have approximately 7.5 million shareholder accounts.

      Alliance provides investment advisory services and order placement facilities for the Portfolio. For the fiscal year ended April 30, 2002, the Portfolio paid Alliance .45% as a percentage of average daily net assets.

      Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolio, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Portfolio shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

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                           PURCHASE AND SALE OF SHARES
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How The Portfolio Values Its Shares

      The Portfolio's net asset value, or NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange is closed for business).

      To calculate NAV, the Portfolio's assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      Instruct Bidwell & Company to use Alliance Institutional Reserves-Trust Portfolio in conjunction with your brokerage account. Contact Bidwell & Company for the current minimum balance requirement.

      o Subsequent Investments

      By check through Bidwell & Company. Mail or deliver your check made payable to Bidwell & Company, who will deposit it into the Portfolio. Please write your account number on the check.

      If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares

      o By Contacting Bidwell & Company

      Instruct Bidwell & Company to make a withdrawal from your Fund account to purchase securities or to make payment to you by check.

      o By Check Writing

      With this service, you may write checks made payable to any payee. You can write as many checks as you need against your cash balances with no minimum check amount. The check writing service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

      o By Sweep

      Unless notified otherwise, Bidwell & Company may automatically sweep funds between your brokerage account and the Fund account, subject to a minimum balance requirement. The minimum balance requirement fluctuates at Bidwell & Company's discretion, and cash balances that are below the minimum will continue to be held as cash at Bidwell & Company.

Other

      The Trust Portfolio has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if your telephone order is received by AGIS by 4:00 p.m., Eastern time, and Federal funds or bank wire monies are received by AGIS before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received by AGIS prior to 4:00 p.m., Eastern time, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio.

     The Portfolio may refuse any order to purchase shares.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES
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      The Portfolio's net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolio's distributions also may be subject to certain state and local taxes.

      Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all of its distributions for the year. Consult your tax advisor about the federal, state and local tax consequences in your particular circumstances.

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                               GENERAL INFORMATION
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      The Portfolio reserves the right to close an account that through redemption is less than $500,000. The Portfolio will send shareholders 60 days' written notice to increase the account value before the Portfolio closes the account.

      During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

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                              FINANCIAL HIGHLIGHTS
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      The financial highlights table is intended to help you understand the
Portfolio's financial performance for the past five years. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent accountants, for the fiscal years ended April 30, 2002, April 30, 2001 and April 30, 2000 and by other independent accountants for periods prior to the fiscal year ended April 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolio's financial statements, appears in the Portfolio's Annual Report, which is available upon request.

                                                                                   Year Ended April 30,
                                                            ====================================================================
                                                              2002         2001             2000             1999          1998
                                                            =======      =======          =======          =======       =======
Net asset value, beginning of year.....................     $  1.00      $  1.00          $  1.00          $  1.00       $  1.00
                                                            -------      -------          -------          -------       -------
Income From Investment Operations
Net investment income..................................       .0246        .0584(a)         .0511(a)         .0489(a)      .0523(a)
                                                            -------      -------          -------          -------       -------
Less: Dividends
Dividends from net investment income...................      (.0246)      (.0584)          (.0511)          (.0489)       (.0523)
                                                            -------      -------          -------          -------       -------
Net asset value, end of period.........................     $  1.00      $  1.00          $  1.00          $  1.00       $  1.00
                                                            =======      =======          =======          =======       =======
Total Return
Total investment return based on net asset value(b) ...        2.49%        6.01%            5.23%            5.01%         5.37%
Ratios/Supplemental Data
Net assets, end of period (in millions)................     $ 1,059      $ 1,187          $   839          $   795       $   391
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements.........         .50%         .50%             .50%             .50%          .49%
   Expenses, before waivers and reimbursements.........         .50%         .51%             .52%             .55%          .54%
   Net investment income...............................        2.49%        5.79%(a)         5.13%(a)         4.85%(a)      5.23%(a)

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(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

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Privacy Notice (This information is not part of the Prospectus.)

      Alliance, the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

      It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

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                                       8

For more information about the Portfolio, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments.

o Statement of Additional Information (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:       c/o Alliance Global Investor Services, Inc.
               P.O. Box 786003
               San Antonio, TX 78278-6003

By phone:      For Information and Literature:
               (800) 221-5672

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

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Table of Contents

RISK/RETURN SUMMARY ........................................................  2
   Performance and Bar Chart Information ...................................  2
FEES AND EXPENSES OF THE PORTFOLIO .........................................  3
OTHER INFORMATION ABOUT THE PORTFOLIO'S OBJECTIVES, STRATEGIES, AND RISKS ..  3
   Investment Objectives and Strategies ....................................  3
   Risk Considerations .....................................................  4
MANAGEMENT OF THE PORTFOLIO ................................................  4
PURCHASE AND SALE OF SHARES ................................................  5
   How The Portfolio Values Its Shares .....................................  5
   How To Buy Shares .......................................................  5
   How To Sell Shares ......................................................  5
   Other ...................................................................  6
DIVIDENDS, DISTRIBUTIONS AND TAXES .........................................  6
GENERAL INFORMATION ........................................................  6
FINANCIAL HIGHLIGHTS .......................................................  7

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                                                               File No. 811-6068